UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2007

APPLIED DIGITAL SOLUTIONS, INC.
 (Exact name of registrant as specified in its charter)

DELAWARE	0-26020	43-1641533
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1690 SOUTH CONGRESS AVENUE, SUITE 200 DELRAY BEACH, FLORIDA	33445
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 561-805-8000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Applied Digital Solutions, Inc. (“Applied Digital,” “we,” “our,” or “us”) is filing this Current Report on Form 8-K to amend our consolidated financial statements as of December 31, 2006 and December 31, 2005 and for the years ended December 31, 2006, 2005 and 2004, to reflect our majority-owned subsidiary, Digital Angel Corporation’s (“Digital Angel”), former wholly-owned subsidiary, OuterLink Corporation (“OuterLink”), and our majority-owned subsidiary, InfoTech USA, Inc. (“InfoTech”), as discontinued operations and to modify the related disclosures in accordance with the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.”

During the three-months ended June 30, 2007, our board of directors approved the sale of InfoTech. In addition, on July 2, 2007, Digital Angel completed its sale of OuterLink. Pursuant to the terms of a stock purchase agreement, dated May 7, 2007, Digital Angel sold all of the issued and outstanding shares of stock of OuterLink for a purchase price of $1.0 million, subject to certain adjustments, based on OuterLink’s closing balance sheet. Consideration consisted of a cash payment of $0.8 million and a promissory note of $0.2 million, which matures on December 31, 2007. The sale of OuterLink is more fully discussed in Digital Angel’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on July 5, 2007. In our Annual Report on Form 10-K for the year ended December 31, 2006, as amended (the “2006 Annual Report”), we reported segment information for InfoTech as a separate segment, and we reported the operations of OuterLink in our GPS and Radio Communications segment. The operating results and financial condition of InfoTech and OuterLink have been included as part of the financial results from discontinued operations in the accompanying consolidated financial statements and, accordingly, our segment information has been modified. Reclassification of discontinued operations has no effect on our reported net (loss) income for any reporting period.

We are presenting the following information as exhibits to this Current Report on Form 8-K, which replaces the corresponding information contained in the 2006 Annual Report:

  •   Item 6. Selected Financial Data;

  •   Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and

  •   Item 8. Audited Consolidated Financial Statements and Supplementary Data.

This Current Report on Form 8-K does not reflect events occurring after the filing of the 2006 Annual Report originally filed with the SEC on April 6, 2007, and does not modify or update the disclosures therein in any way, other than as required to reflect the changes in discontinued operations for InfoTech and OuterLink as described above. In particular, this Current Report on Form 8-K does not update the disclosures contained in Management’s Discussion and Analysis of Financial Condition and Results of Operations, other than as required to reflect the changes in discontinued operations.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

On August 9, 2007, we and Digital Angel issued a joint press release announcing the signing of an Agreement and Plan of Reorganization (the “Merger Agreement”) by and among Applied Digital, Digital Angel and Digital Angel Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Applied Digital (the “Acquisition Subsidiary”), pursuant to which the Acquisition Subsidiary will be merged with and into Digital Angel, with Digital Angel surviving and becoming a wholly-owned subsidiary of Applied Digital (the “Merger”).

Upon the consummation of the Merger, each outstanding share of Digital Angel’s common stock not currently owned by us will be converted into 1.4 shares of our common stock.

In connection with the merger, we intend to file with the SEC a Registration Statement on Form S-4 that will contain a Joint Proxy Statement/Prospectus of Applied Digital and Digital Angel. Investors and security holders are urged to read the Registration Statement and the Joint Proxy Statement/Prospectus carefully when they become available because they will contain important information about us, Digital Angel and the proposed transaction. The Joint Proxy Statement/Prospectus and other relevant materials (when they become available), and any other documents filed with the SEC, may be obtained free of charge at the SEC’s web site (www.sec.gov). In addition, investors and security holders may obtain a free copy of other documents filed by Applied Digital or Digital Angel by directing a written request, as appropriate, to Applied Digital at 1690 South Congress Avenue, Suite 200 Delray Beach, Florida 33445, Attention: Investor Relations, or to Digital Angel at 490 Villaume Avenue, South St. Paul, Minnesota 55075, Attention: Investor Relations. Investors and security holders are urged to read the Joint Proxy Statement/Prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction.

Participants in Solicitation

We, Digital Angel and our respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the interests of these directors and executive officers in the proposed transaction will be included in the Joint Proxy Statement/Prospectus referred to above. Additional information regarding our directors and executive officers is also included in our proxy statement (Form DEF 14A) for the 2007 annual meeting of our stockholders, which was filed with the SEC on May 4, 2007. Additional information regarding the directors and executive officers of Digital Angel is also included in Digital Angel’s Form 10-K/A which was filed with the SEC on April 30, 2007. These documents are available free of charge at the SEC’s website (www.sec.gov) and by contacting Investor Relations at the addresses above.

Item 9.01 Financial Statements and Exhibits.

     (d) Exhibits.

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Selected Financial Data

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Financial Statements and Supplementary Data

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED DIGITAL SOLUTIONS, INC.

Dated September 10, 2007	By:	/s/ Lorraine M. Breece

	Name:	Lorraine M. Breece
	Title:	Senior Vice President and Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Selected Financial Data

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Financial Statements and Supplementary Data